Other assets and liabilities	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Other assets and liabilities	Other assets and liabilitiesTrade receivables
Millicom’s trade receivables mainly comprise interconnect receivables from other operators, postpaid mobile and residential cable subscribers, as well as B2B customers. The nominal value of receivables adjusted for impairment approximates the fair value of trade receivables.

	2022	2021
	(US$ millions)
Gross trade receivables	694	722
Less: provisions for expected credit losses	(315)	(316)
Trade receivables, net	379	405
Aging of trade receivables

	Neither past due nor impaired	Past due (net of impairments)
		30–90 days	>90 days	Total
	(US$ millions)
2022:
Telecom operators	7	13	5	25
Own customers	211	54	39	304
Others	39	7	5	51
Total	257	74	48	379
2021:
Telecom operators	18	3	4	25
Own customers	210	59	34	303
Others	58	12	8	77
Total	286	74	46	405
Trade receivables are initially recognized at fair value and subsequently measured at amortized cost using the effective interest method, less provision for expected credit losses. The Group recognizes an allowance for expected credit losses (ECLs) applying a simplified approach in calculating the ECLs. Therefore, the Group does not track changes in credit risk, but instead recognizes a loss allowance based on lifetime of ECLs at each reporting date. The Group has established a provision matrix that is based on its historical credit loss experience, adjusted for forward-looking factors specific to the debtors and the economic environment. The provision for expected credit losses is recognized in the consolidated statement of income within 'Cost of sales'.
Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. They are included in current assets, except for those maturing more than 12 months after the end of the reporting period. These are classified within non-current assets. Loans and receivables are carried at amortized cost using the effective interest method. Gains and losses are recognized in the statement of income when the loans and receivables are derecognized or impaired, as well as through the amortization process.Inventories
Inventories are stated at the lower of cost and net realizable value. Cost is determined using the first-in, first-out method. Net realizable value is the estimated selling price in the ordinary course of business, less applicable variable selling expenses.
Inventories

	2022	2021
	(US$ millions)
Telephone and equipment	39	43
SIM cards	4	5
Other	10	15
Inventory at December 31,	53	63
Trade payables Trade payables are initially recognized at fair value and subsequently measured at amortized cost using the effective interest method where the effect of the passage of time is material. From time to time, the Group enters into agreements to extend payment terms with various suppliers, and with factoring companies when such payments are discounted. The corresponding amount pending payment as of December 31, 2022, is recognized in 'Trade payables' for an amount of $17 million (2021: $38 million).Current and non-current provisions and other liabilities Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of a past event, if it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. Where the Group expects some or all of a provision to be reimbursed, for example under an insurance contract, the reimbursement is recognized as a separate asset, but only when the reimbursement is virtually certain. The expense relating to any provision is presented in the statement of income net of any reimbursement. If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, where appropriate, risks specific to the liability. Where discounting is used, increases in the provision due to the passage of time are recognized as interest expenses.Current provisions and other liabilities
Current

	2022	2021
	(US$ millions)
Deferred revenue	93	110
Customer deposits	13	15
Current legal provisions	9	24
Tax payables	61	88
Customer and MFS distributor cash balances	47	194
Withholding tax on payments to third parties	15	11
Other current liabilities(i)	66	106
Total	305	548
(i) Includes $8 million (2021: $25 million) of tax risk liabilities not related to income tax.Non-current provisions and other liabilities
Non-current

	2022	2021
	(US$ millions)
Non-current legal provisions	16	22
Long-term portion of asset retirement obligations	155	177
Long-term portion of deferred income on tower sale and leasebacks recognized under IAS 17	32	46
Long-term employment obligations	37	56
Other non-current liabilities	55	63
Total	295	364
Non-current payables and accruals for capital expenditure
Non-current payables and accruals for capital expenditure include an amount of $414 million (December 31, 2021: $402 million) in relation to spectrum and license payables in Colombia. The major part of this payable is related to the acquisition, in December 2019, of licenses granting the right to use a total of 40 MHz in the 700 MHz band. This 20-year license will expire in 2040. During the same auction, Tigo Colombia also acquired 55 MHz in the 1900 band and 30 MHz of AWS. Tigo Colombia agreed to a total notional consideration of COP 2.45 billion (equivalent to approximately $615 million using the December 31, 2022 exchange rate), of which approximately 55% is payable in cash and 45% in coverage obligations to be met by 2025.
An initial payment of approximately $33 million was made in 2020, with the remainder payable in 12 annual installments beginning in 2026 and ending in 2037. The 55% cash portion bears interest at the Colombia-10 years Treasury Bond rate. In April and May 2020, local management received permission to operate 40 Mhz in the 700 MHz band and accounted for the spectrum as an Intangible asset at an amount of $388 million corresponding to the net present value of the future payments, plus other costs directly attributable to this acquisition. The related future interest commitments will be recognized as interest expense over the next 17 years. The remaining 45% consideration due as coverage obligations are currently being estimated and will be recognized in the statement of financial position as incurred.Assets and liabilities related to contract with customers
Contract assets, net

	2022	2021
	(US$ millions)
Long-term portion	21	18
Short-term portion	61	54
Less: provisions for expected credit losses	(5)	(4)
Total	77	69

Contract liabilities

	2022	2021
	(US$ millions)
Long-term portion	2	2
Short-term portion	87	95
Total	88	97
The Group recognized revenue for $91 million in 2022 (2021: $86 million) that was included in the contract liability balance at the beginning of the year.
The transaction price allocated to the remaining performance obligations (unsatisfied or partially unsatisfied) as at December 31, 2022 is $81 million ($81 million is expected to be recognized as revenue in the 2023 financial year and the remaining $1 million in the 2024 financial year or later). This amount does not consider contracts that have an original expected duration of one year or less, neither contracts in which consideration from a customer corresponds to the value of the entity’s performance obligation to the customer (i.e. billing corresponds to accounting revenue).

Contract costs, net (i)

	2022	2021
	(US$ millions)
Net at January 1	8	5
Change in scope	—	2
Contract costs capitalized	5	2
Amortization of contract costs	(3)	(1)
Net at December 31	10	8
(i) Incremental costs of obtaining a contract are expensed when incurred if the amortization period of the asset that Millicom otherwise would have recognized is one year or less.